                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

              (Exact name of Trustee as specified in its charter)

         United States                                 94-3160100
     (State of Incorporation)             (I.R.S. Employer Identification No.)

  101 California Street, Suite 1150
     San Francisco, California                            94111
(Address of Principal Executive Offices)                (Zip Code)

                            BANKAMERICA CORPORATION

              (Exact name of obligor as specified in its charter)

                                   Delaware

        (State or other jurisdiction of Incorporation or organization)

                                  94-1681731

                     (I.R.S. Employer Identification No.)

                             555 CALIFORNIA STREET
                           SAN FRANCISCO, CA. 94104

             (Address of principal executive offices and zip code)

                           UNSECURED DEBT SECURITIES
                      (Title of the Indenture Securities)

                                    GENERAL


     1.  GENERAL INFORMATION. Furnish the following information as to the
         -------------------
         trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.

                     Controller of the Currency
                     Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

                     Yes

     2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any
         ------------------------------------------
         underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

         See Note following Item 16

         Items 3-15 are not applicable because to the best of the Trustee's
         ------------------------------------------------------------------
         knowledge the obligor is not in default under any Indenture for which
         ---------------------------------------------------------------------
         the Trustee acts as Trustee.
         ---------------------------

     16. LIST OF EXHIBITS. List below all exhibits filed as a part of this
         ----------------
         statement of eligibility and qualification.

         Exhibit 1 - Articles of Association of First Trust of California, National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

         Exhibit 2 - Certificate of the Comptroller of Currency as to authority of First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

         Exhibit 3 - Authorization of the Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826

         Exhibit 4 - By-Laws of First Trust of California, National Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826

         Exhibit 5 - Not Applicable

         Exhibit 6 - Consent of First Trust of California, National Association, required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826

         Exhibit 7 - Report of Condition of First Trust of California, National Association, as of the close of business on March 31, 1994 published pursuant to law or the requirements of its supervising or examining authority attached.

                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of San Francisco and State of California on the 30th day of June 1994.


                                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

                                /s/ LISA D. JONES
                                ----------------------------------------------
                                Lisa D. Jones
                                Vice President


(SEAL)



/s/ L. L. LOPES
--------------------
L. L. Lopes
Assistant Secretary

                                   EXHIBIT 6

                                    CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territoral or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


     Dated June 30, 1994


                                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION


                                 By /s/ LISA D. JONES
                                    -------------------
                                    Lisa D. Jones
                                    Vice President

                                                                     [Exhibit 7]

                              REPORT OF CONDITION
                  Consolidating domestic subsidiaries of the

                 FIRST TRUST CALIFORNIA, N.A. OF SAN FRANCISCO
                          in the State of California,
                  at the close of business on March 31, 1994
      Published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161.

    Charter No. 22508, Controller of the Currency, SAN FRANCISCO District.

[CAPTION]

                                                                  Dollar Amounts
                                                                   in Thousands
ASSETS
Cash and balances due from depository institutions:
  Non-Interest-bearing balances and currency and coin............  $ 77,484
Securities (from Schedule RC-B):
  Available-for-sale securities .................................     3,281
Premises and fixed assets (including capitalized leases).........       251
Intangible assets................................................    21,141
Other assets.....................................................     2,243
Total assets.....................................................   104,400

LIABILITIES
Other liabilities................................................     3,051
Total liabilities................................................     3,051

EQUITY CAPITAL
Common stock.....................................................     1,000
Surplus..........................................................   100,000
Undivided profits and capital reserves...........................       349
Total equity capital.............................................   101,349
Total liabilities, limited-life preferred stock,
  and equity capital.............................................   104,400

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                                  Matthew Wagner
                                                                 Lisa M. Hammond
                                                             Constance L. Barton

I, Merlita D. Schollmeier, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                          Merlita D. Schollmeier

Executed on April 22, 1994